Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                    May, 1999
           Series 1999-06, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.153538
                                                       ------------------------
       Weighted average maturity                                        354.62
                                                       ------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
               Principal Per     Prepayments Per Interest Per
     Class      Certificate        Certificate    Certificate    Payout Rate
     -----      -----------        -----------    -----------    -----------
       R     $ 1000.00000000     $ 948.40000000  $  5.60000000   %6.72000000
       PO    $    4.46445902     $   3.57728609  $  0.00000000   %0.00000000
       1A1   $    0.00000000     $   0.00000000  $  5.08333333   %6.10000000
       1A2   $    0.00000000     $   0.00000000  $  5.29166663   %6.34999996
       1A3   $    0.00000000     $   0.00000000  $  5.50000000   %6.60000000
       1A4   $    9.80978349     $   9.30369073  $  5.29166668   %6.35000002
       1A5   $    0.00000000     $   0.83363349  $  7.69499936   %9.23399923
       1A6   $  549.85079717     $ 526.81845755  $  5.62500000   %6.75000000
       1A7   $    0.00000000     $   0.00000000  $  5.83333256   %6.99999907
       1A8   $    0.00000000     $   0.00000000  $  5.83333376   %7.00000052
       1A9   $    0.00000000     $   0.00000000  $  5.83333333   %7.00000000
       1A10  $    0.00000000     $   0.00000000  $  5.83333333   %7.00000000
       1A11  $    0.00000000     $   0.00000000  $  0.00000000   %0.00000000
       1A12  $   15.96966667     $  15.14578000  $  5.62500000   %6.75000000
       2A1   $   12.80442394     $  11.65650455  $  5.62500003   %6.75000004
       2A2   $    0.00000000     $   0.00000000  $  5.62500000   %6.75000000
       2A3   $    0.00000000     $   0.00000000  $  5.41666667   %6.50000000
       2A4   $    0.00000000     $   0.00000000  $  0.18333333   %0.22000000
       2A5   $    0.00000000     $   0.00000000  $  5.62500000   %6.75000000
       2A6   $    0.00000000     $   0.00000000  $  0.02500000   %0.03000000
       S     $    0.00000000     $   0.00000000  $  0.24507638   %0.29409165
       M     $    0.82142835     $   0.00000000  $  5.62500000   %6.75000000
       B1    $    0.82142803     $   0.00000000  $  5.62500000   %6.75000000
       B2    $    0.82161078     $   0.00000000  $  5.62500000   %6.75000000
       B3    $    0.82142938     $   0.00000000  $  5.62500142   %6.75000171
       B4    $    0.82142756     $   0.00000000  $  5.62500000   %6.75000000
       B5    $    0.82112944     $   0.00000000  $  5.62499815   %6.74999777

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       1A5             $       351,000.00
       1A6             $        59,625.00

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                               $      39,808.35
                                                                     -----------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:            $ 694,834,916.37
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                2,092
                                                                 ---------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance          Cusip
-----         -------           -----------------       -------          -----
R    $                100.00  $              0.00  $             0.00  36157RQ99
PO   $          4,519,772.70  $      4,499,594.36  $           995.54  36157RS55
1A1  $         95,940,000.00  $     95,940,000.00  $         1,000.00  36157RP58
1A2  $         96,506,000.00  $     96,506,000.00  $         1,000.00  36157RP66
1A3  $          8,497,000.00  $      8,497,000.00  $         1,000.00  36157RP74
1A4  $        131,909,000.00  $    130,615,001.27  $           990.19  36157RP82
1A5  $         62,400,000.00  $     62,696,151.61  $         1,004.75  36157RP90
1A6  $         10,600,000.00  $      4,771,581.55  $           450.15  36157RQ24
1A7  $          1,071,571.00  $      1,071,571.00  $         1,000.00  36157RQ32
1A8  $          7,757,000.00  $      7,757,000.00  $         1,000.00  36157RQ40
1A9  $          6,568,500.00  $      6,568,500.00  $         1,000.00  36157RQ57
1A10 $          5,431,500.00  $      5,431,500.00  $         1,000.00  36157RQ65
1A11 $            771,429.00  $        771,429.00  $         1,000.00  36157RQ73
1A12 $          3,000,000.00  $      2,952,091.00  $           984.03  36157RQ81
2A1  $        171,397,000.00  $    169,202,360.15  $           987.20  36157RR80
2A2  $         15,420,000.00  $     15,420,000.00  $         1,000.00  36157RR98
2A3  $         27,000,000.00  $     27,000,000.00  $         1,000.00  36157RS22
2A4  $         27,000,000.00  $     27,000,000.00  $         1,000.00  36157RS30
2A5  $         27,000,000.00  $     27,000,000.00  $         1,000.00  36157RS48
2A6  $         27,000,000.00  $     27,000,000.00  $         1,000.00  36157RS71
S    $        512,171,393.04  $    503,769,590.87  $           983.60  36157RS63
M    $         13,022,000.00  $     13,011,303.36  $           999.18  36157RR23
B1   $          5,280,000.00  $      5,275,662.86  $           999.18  36157RR31
B2   $          3,042,000.00  $      3,039,500.66  $           999.18  36157RR49
B3   $          3,519,000.00  $      3,516,109.39  $           999.18  36157RW27
B4   $          1,408,000.00  $      1,406,843.43  $           999.18  36157RW35
B5   $          1,887,266.40  $      1,885,716.71  $           999.18  36157RW43

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            12       Principal Balance       $   3,812,256.30
                              --------                             -------------
       2.   60-89 days
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       3.   90 days or more
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       4.   In Foreclosure
            Number            0        Principal Balance       $           0.00
                              --------                             -------------
       5.   Real Estate Owned
            Number            0        Principal Balance       $           0.00
                              --------                             -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.29409165
                                                                    ------------

G.
                                               Rounding Amount
             Opening        Reimbursement        (Withdrawl)       Closing
Class        Balance            Amount                             Balance
-----        -------            ------         ---------------     -------
1A8       $      999.99  $             0.00  $             0.00    $ 999.99
2A3       $      999.99  $             0.00  $             0.00    $ 999.99



*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.